Filed Pursuant to Rule 497

Securities Act File No. 333-228959

Minimum Offering of 1,500,000 Shares

Maximum Offering of 100,000,000 Shares

YieldStreet Prism Fund Inc.

Supplement No. 4 dated July 23, 2021

to

Prospectus dated March 31, 2021

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of YieldStreet Prism Fund Inc. (the “Company”) dated March 31, 2021, as amended or supplemented (the “Prospectus”), and should be read together with the Prospectus, as amended or supplemented through the date of this supplement.

You should carefully consider the “Risk Factors” beginning on page 29 of the Prospectus before you decide to invest.

About the Company's Stockholders

As of July 22, 2021, there are more than 4,655 unique stockholders that have purchased our shares for an aggregate principal amount of approximately $79,500,000.

Investments

In July 2021, we made an investment in a commercial real estate debt financing transaction in an approximate principal amount of $4 million.

Determination of Net Asset Value

Each individual Investment was fair valued in connection with the determination of the net asset value per share of our common stock as of June 30, 2021. Such fair value determinations were reviewed and validated by an independent valuation firm engaged by the Company.

OFFERING

The third and fourth sentences of the fourth paragraph set forth on page vi of the Prospectus are amended and restated as follows:

The minimum permitted subscription amount will initially be $5,000 of our shares, although we may waive or increase or decrease this minimum permitted subscription amount to $100 from time to time in our discretion. Once you have satisfied the minimum initial subscription requirement, any additional purchases of our shares in this offering must be in amounts of at least $1,000 except for additional purchases pursuant to our distribution reinvestment plan; provided, however, we may from time to time in our discretion reduce the amount for such additional purchases to $100.

PLAN OF DISTRIBUTION

The third and fourth sentences of the section of the Prospectus entitled “Plan of Distribution” on page 15 of the Prospectus are amended and restated as follows:

The minimum permitted subscription amount will initially be $5,000 of our shares, although we may waive or increase or decrease this minimum permitted subscription amount to $100 from time to time in our discretion. Once you have satisfied the minimum initial subscription requirement, any additional purchases of our shares in this offering must be in amounts of at least $1,000 except for additional purchases pursuant to our distribution reinvestment plan; provided, however, we may from time to time in our discretion reduce the amount for such additional purchases to $100.

SHARE REPURCHASE PROGRAM

The third paragraph of the section of the Prospectus entitled “Share Repurchase Program” beginning on page 17 of the Prospectus is amended and restated as follows:

We will limit the number of shares to be repurchased in any calendar year to 20% of the number of shares outstanding, or 5% in each quarter, though the actual number of shares that we offer to repurchase may be less in light of the limitations noted below. At the discretion of our Board of Directors, we may use cash on hand, cash available from borrowings and cash from the sale of investments as of the end of the applicable period to repurchase shares. A certain amount of cash may be reserved for upcoming investments. In addition, we may limit the number of shares to be repurchased during any calendar quarter to the number of shares we can repurchase with the proceeds we receive from the sale of our shares under our distribution reinvestment plan. We will offer to repurchase such shares at a price equal to the quarterly net asset value per share of our common stock as most recently determined by our Board of Directors prior to the date of repurchase. To the extent our Board of Directors determines that it is appropriate to do so, we may reduce the repurchase price in any quarter by up to 2% in order to offset the expenses we expect to incur in connection with conducting such repurchase offer.

QUESTIONS AND ANSWERS ABOUT THIS OFFERING

The following question and answer set forth in the section of the Prospectus entitled “Questions And Answers About This Offering” are amended as follows:

Q: Is there any minimum initial investment required?

A: Yes. To purchase shares in this offering, you must purchase the minimum permitted subscription amount, which will initially be $5,000, although we may waive or increase or decrease this minimum permitted subscription amount to $100 from time to time in our discretion. Once you have satisfied the minimum initial subscription requirement, any additional purchases of our shares in this offering must be in amounts of at least $1,000 except for additional purchases pursuant to our distribution reinvestment plan; provided, however, we may from time to time in our discretion reduce the amount for such additional purchases to $100. See “Plan of Distribution.”

Risk Factors

The following risk factor amends and restates the first risk factor set forth on page 38 of the Prospectus beginning “We intend to offer to repurchase outstanding shares on a quarterly basis…”:

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We intend to offer to repurchase outstanding shares on a quarterly basis beginning with the first calendar quarter following the one year anniversary of our Initial Closing, which occurred on March 9, 2020. As a result, you will have limited opportunities to sell your shares and, to the extent you are able to sell your shares under the program, you may not be able to recover the amount of your investment in our shares.

On a quarterly basis, beginning with the first calendar quarter following the one year anniversary of our Initial Closing, which occurred on March 9, 2020, we intend to commence repurchase offers to allow you to sell us your shares on a quarterly basis at a price equal to the net asset value per share of our common stock most recently disclosed in a periodic filing with the SEC immediately prior to the date of repurchase. The share repurchase program will include numerous restrictions that limit your ability to sell your shares. We intend to limit the number of shares repurchased pursuant to our proposed share repurchase program as follows: (1) we may limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the sale of our shares under our distribution reinvestment plan, although at the discretion of our Board of Directors, we may also use cash on hand, cash available from borrowings and cash from liquidation of investments as of the end of the applicable period to repurchase shares; (2) we will not repurchase shares in any calendar year in excess of 20% of the number of shares outstanding, or 5% in each quarter; and (3) to the extent that the number of shares submitted to us for repurchase exceeds the number of shares that we are able to purchase, we will repurchase shares on a pro rata basis, not on a first-come, first-served basis. A certain amount of cash may be reserved for future investments. Further, we will have no obligation to repurchase shares if the repurchase would violate the restrictions on distributions under federal law or Maryland law, which prohibits distributions that would cause a corporation to fail to meet statutory tests of solvency. These limits may prevent us from accommodating all repurchase requests made in any quarterly period. Our Board of Directors may amend, suspend or terminate the repurchase program upon 30 days’ notice. We will notify you of such developments (1) in our quarterly reports or (2) by delivering notice to you, accompanied by disclosure in a current or periodic report under the Exchange Act. In addition, although we have adopted a share repurchase program, we have discretion to not repurchase your shares, to suspend the plan, and to cease repurchases. Further, the plan has many limitations and should not be relied upon as a method to sell shares promptly and at a desired price.

PLAN OF DISTRIBUTION

The third and fourth sentences of the section of the Prospectus entitled “Plan of Distribution” on page 124 of the Prospectus are amended and restated as follows:

The minimum permitted subscription amount will initially be $5,000 of our shares, although we may waive or increase or decrease this minimum permitted subscription amount to $100 from time to time in our discretion. Once you have satisfied the minimum initial subscription requirement, any additional purchases of our shares in this offering must be in amounts of at least $1,000 except for additional purchases pursuant to our distribution reinvestment plan; provided, however, we may from time to time in our discretion reduce the amount for such additional purchases to $100.

SHARE REPURCHASE PROGRAM

The fourth paragraph of the section of the Prospectus entitled “Share Repurchase Program” beginning on page 128 of the Prospectus is amended and restated as follows:

We will limit the number of shares to be repurchased in any calendar year to 20% of the number of shares outstanding, or 5% in each quarter, though the actual number of shares that we offer to repurchase may be less in light of the limitations noted below. At the discretion of our Board of Directors, we may use cash on hand, cash available from borrowings and cash from the sale of investments as of the end of the applicable period to repurchase shares. A certain amount of cash may be reserved for upcoming investments. In addition, we may limit the number of shares to be repurchased during any calendar quarter to the number of shares we can repurchase with the proceeds we receive from the sale of our shares under our distribution reinvestment plan. We will offer to repurchase such shares at a price equal to the quarterly net asset value per share of our common stock as most recently determined by our Board of Directors prior to the date of repurchase. To the extent our Board of Directors determines that it is appropriate to do so, we may reduce the repurchase price in any quarter by up to 2% in order to offset the expenses we expect to incur in connection with conducting such repurchase offer.

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